OSI ETF Trust

NYSE Arca
O’Shares FTSE Russell Small Cap Quality Dividend ETF	OUSM

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.oshares.com/resources. You can also get this information at no cost by calling 855-637-5383 or by sending an e-mail request to info@oshares.com, or from your financial professional. The Fund’s Prospectus and statement of additional information, both dated October 31, 2017, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus
October 31, 2017

Shares of the Funds are not individually redeemable and the owners of Shares may purchase or redeem Shares from each Fund in Creation Units only. The purchase and sale price of individual Shares trading on an Exchange may be below, at or above the most recently calculated NAV for such Shares. Shares will be listed for trading on NYSE Arca, Inc. (“Exchange”).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index (the “U.S. Small Cap Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares in the Fund. Transaction costs that may be incurred by the investor such as brokerage commissions for buying and selling securities are not reflected in the table below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

(1) Pursuant to a Rule 12b-1 distribution and service plan (“Plan”), the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees (the “Board”) of OSI ETF Trust (the “Trust”) has not currently approved the commencement of any payments under the Plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. From the Fund’s commencement of operations on December 30, 2016 through its fiscal year ended June 30, 2017, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the U.S. Small Cap Target Index.

The U.S. Small Cap Target Index is designed to reflect the performance of publicly-listed small capitalization dividend-paying issuers in the United States exhibiting high quality, low volatility and high dividend yields, as determined by FTSE-Russell (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the U.S. Small Cap Target Index are selected from the FTSE USA Small Cap Index. As of June 30, 2017, the U.S. Small Cap Target Index consisted of 329 securities with a market capitalization range of between $210 million and $11 billion, with an average market capitalization of $3 billion.

The U.S. Small Cap Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the FTSE USA Small Cap Index that have exposure to the following three factors: 1) quality, 2) low volatility and 3) yield. The “quality” factor combines measures of profitability (return on assets, asset turnover ratio and accruals) and leverage. The “low volatility” factor is calculated using the standard deviation of five years of weekly local total returns. The “yield” factor is calculated using the company’s twelve month trailing dividend yield. Consecutive “factor tilts” are applied to the equity securities in the FTSE USA Small Cap Index, resulting in the re-weighting of the equity securities according to the scores assigned to these factors. Equity securities with the smallest product of factor scores are removed while ensuring that certain constraints (e.g., diversification, capacity and industry) are satisfied, thereby adjusting the final weights in the U.S. Small Cap Target Index. Individual index constituent weights are capped at 3% at each quarterly rebalance to avoid overexposure to any single security. The U.S. Small Cap Target Index’s investable universe includes real estate investment trusts (“REITs”).

The Fund generally employs a replication strategy in seeking to track the performance of the U.S. Small Cap Target Index, which means it intends to replicate the constituent securities of the U.S. Small Cap Target Index as closely as possible. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, the Fund may use a representative sampling strategy whereby the Fund would hold a significant number of the component securities of the U.S. Small Cap Target Index, but may not track the U.S. Small Cap Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the U.S. Small Cap Target Index. To the extent that the U.S. Small Cap Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the U.S. Small Cap Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the U.S. Small Cap Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded fund (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more U.S. Small Cap Target Index components or in anticipation of changes in the U.S. Small Cap Target Index’s components.

The Index Provider, in consultation with an affiliate of O’Shares Investment Advisers, LLC (the “Adviser”), developed the U.S. Small Cap Target Index methodology. The Index Provider is responsible for the ongoing maintenance, calculation and administration of the U.S. Small Cap Target Index.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Concentration Risk. To the extent that the U.S. Small Cap Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the U.S. Small Cap Target Index. As a result, the Fund expects to hold constituent securities of the U.S. Small Cap Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

There is no assurance that the Index Provider will compile the U.S. Small Cap Target Index accurately, or that the U.S. Small Cap Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the U.S.

Small Cap Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the U.S. Small Cap Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider errors will therefore be borne by the Fund and its shareholders. The U.S. Small Cap Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

Multifactor Risk. The U.S. Small Cap Target Index, and thus the Fund, seeks to achieve specific factor exposures. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Quality Stocks Risk. Quality investing entails investing in securities of companies with high returns on equity, stable earnings per share growth, and low financial leverage. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

REIT Risk. A REIT is a company that owns or finances income-producing real estate. The Fund, through its investments in REITs, is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions, declines in property value and the real estate market, and the potential failure to qualify for tax-free pass through of income and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the U.S. Small Cap Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the U.S. Small Cap Target Index. Conversely, a positive development relating to a security in the U.S. Small Cap Target Index that is not held by the Fund could cause the Fund to underperform the U.S. Small Cap Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Sector Risk. To the extent the U.S. Small Cap Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Small Capitalization Securities Risk. The securities of small capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the U.S. Small Cap Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities, that are not reflected in the U.S. Small Cap Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the U.S. Small Cap Target Index. In addition, the Fund’s NAV may deviate from the U.S. Small Cap Target Index if the Fund fair values a portfolio security at a price other than the price used by the U.S. Small Cap Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the U.S. Small Cap Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the FTSE USA Small Cap Index, will not be the same as it historically has been and thus that the U.S. Small Cap Target Index will not be exposed to the less volatile securities in the FTSE USA Small Cap Index. Volatile stocks are subject to sharp swings in value.

Performance Information

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Manager: Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser and the portfolio manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio. Ms. Krisko has managed the Fund since its inception.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.